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                                                                    Exhibit 99.1

          CERTIFICATION OF ECHELON CORPORATION CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, M. Kenneth Oshman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Echelon Corporation on Form 10-K for the fiscal year ended December 31, 2002 ("the 10-K Report"):

     (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Echelon Corporation.


                               ECHELON CORPORATION

Date: March 25, 2003        By: /s/ M. KENNETH OSHMAN
                               -------------------------------------------------
                               M. Kenneth Oshman,
                               Chairman of the Board and Chief Executive Officer (Principal Executive Officer)